UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 21, 1996


                               COMMUNITY BANCORP, INC.

                (Exact name of registrant as specified in its charter)


                Massachusetts         33-12756-B        04-2841993
          (State of Incorporation)   (Commission      (IRS Employer
                                     File Number)    Identification No.)


            Community Bancorp, Inc.   17 Pope Street, Hudson, MA    01749
                   (Address of principal executive offices)      (Zip Code)


          Registrant's telephone number,
             including area code:                (508) 568-8321


                                         None

            (Former name or former address, if changed since last report)



























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          Item 5.

          Other Events

              On May 21, 1996, the Board of Directors of Community Bancorp, Inc. (the "Company") declared a dividend of one Right for each outstanding share of Common Stock, par value $2.50 per share, of the Company. The Rights entitle the holder to purchase one one-thousandth (1/1000th) of a share of Series A Participating Cumulative Preferred Stock, par value $10.00 per share, of the Company (the "Preferred Stock"). The description and the terms of the Rights are further set forth in a Shareholder Rights Agreement (the "Agreement") between the Company and Cambridge Trust Company, as Rights' Agent.

              Each Right entitles the holder, at any time following the Distribution Date (described below), to purchase one one-thousandth (1/1000th) of a share of Preferred Stock at an Exercise Price of $22.50. The Exercise Price reflects the views of the Company as to the potential long-term value of the Company's stock.

              Rights become exercisable after the Distribution Date (described below)

              Until the Distribution Date, the Rights are attached to the common stock and, together with the common stock, are represented by certificates for the Common Stock. After the Distribution Date, the Rights detach; separate Rights certificates are issued; and the Rights trade independently of the Common Stock.

              The Distribution Date occurs on the earliest of the following:

              1. The tenth day after the date on which there is a public announcement that a person ("Acquiring Person"), including affiliates and associates, has acquired beneficial ownership of 25% or more of the Common Stock of the Company (the date of such public announcement being referred to as the "Stock Acquisition Date").

              2. The tenth business day after the date of commencement of a tender offer or exchange offer for Common Stock if, upon consummation thereof, the offeror would be the beneficial owner of 25% or more of the Common Stock.

              3. Upon a determination by the Board of Directors of the Company (including a majority of Disinterested Directors, as defined below) that a person who, along with his affiliates or













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          associates, owns 10% or more of the Company's Common Stock intends to or is likely to cause the Company to repurchase his shares or to cause pressure on the Company to take action providing such person with short-term financial gain or is likely to cause a material adverse impact on the Company (hereafter, an "Adverse Person"). The Board of Directors, with the concurrence of a majority of Disinterested Directors, may condition a determination not to declare a person an Adverse Person on such conditions as it may select.

              Disinterested Directors are Directors who are in office before the Plan is adopted and who are not officers or employees of the Company, Acquiring Persons, Adverse Persons, affiliates or associates or nominees or representatives thereof, as well as individuals subsequently becoming Directors who are not Acquiring Persons, Adverse Persons, affiliates or associates or nominees or representatives thereof and whose nomination is approved by a majority of Disinterested Directors.

              In the event that:

              1. Any Person, alone or together with associates and affiliates, becomes an Acquiring Person, except pursuant to a tender or exchange offer for all outstanding shares of Common Stock which the Board of Directors (including a majority of Disinterested Directors) determines to be at a price which is fair to the Company's shareholders and otherwise in the best interests of the Company, its shareholders, employees, customers, and the communities in which the Company does business, or

              2. The Board (including at least a majority of Disinterested Directors) determines that a person is an Adverse Person ("Section 11(a)(ii) Events"),

          then each of the Rights (other than Rights held by the Acquiring Person or Adverse Person, associate or affiliate and certain transferees) becomes a Right to acquire Preferred Stock of the Company having a value equal to twice the Right's Exercise Price upon payment of the Exercise Price.

              For example:   if at the time of the Section 11(a)(ii) Event
          the Exercise Price is $100, exercise of a Right after such event entitles the holder to purchase Preferred Stock of the Company having a value equal to $200.

              If the Company does not have enough authorized Preferred Stock, the Company is required to substitute value in the form of cash, or property, or debt or equity securities, or a reduction of the Exercise Price, or any combination of the













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          foregoing, in an aggregate amount equal to the value of the
          Preferred Stock which would otherwise be issuable (value for these purposes being determined after the Section 11(a)(ii) Event).

              If (following the Stock Acquisition Date):

              l. The Company is acquired in a merger or other business combination transaction, except where the transaction is with a party who acquired shares of Common Stock pursuant to a tender or exchange offer for all outstanding shares of Common Stock which the Board of Directors (including a majority of Disinterested Directors) determines to be at a price which is fair to shareholders and otherwise in the best interests of the Company, its shareholders, employees, customers, and the communities in which the Company does business, and where the price and form of consideration paid to the remaining holders is the same as in the tender or exchange offer, or

              2. 50% or more of the Company's assets or earning power (on a consolidated basis) is sold or transferred in one transaction or a series of related transactions ("Section 13 Events"),

          then each Right becomes a Right to acquire Common Stock of the other party to the transaction having a market value equal to twice the Exercise Price upon payment of the Exercise Price.

              For example:   if at the time of the Section 13 Event the
          Exercise Price is $100, exercise of a Right after such event entitles the holder to purchase Common Stock of the acquiror having a value equal to $200.

              Rights are redeemable at a price of $.05 per Right by action of the Board of Directors until the earliest of:

              1.   The tenth day after the Stock Acquisition Date,

              2. The date on which a Section 11(a)(ii) or Section 13 Event occurs, or

              3. 10 years after the record date for distribution of the Rights. In the event the Company's right of redemption expires after the occurrence of a Stock Acquisition Date or a
          Section 11(a)(ii) Event, but prior to a Section 13 Event, such right may be reinstated if an Acquiring Person or Adverse Person reduces his beneficial ownership to less 10% of the Common Stock (except in a transaction involving the Company or which results in a Section 11(a)(ii) or Section 13 Event), there are no other Acquiring or Adverse Persons, and the Board of Directors of the Company approves.












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              The Rights may not be redeemed at any time while there is an
          Acquiring Person or Adverse Person or at any time after a change in the majority of the Directors resulting from a proxy or consent solicitation by a person who is an Adverse Person or who has stated an intention to take action resulting in his becoming an Acquiring Person or in the occurrence of a Section 11(a)(ii) or Section 13 Event unless there are Disinterested Directors in office and a majority of such Disinterested Directors approve.

              Any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement, other than those relating to the principal economic terms of the Rights, may be amended to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the holders of Rights (excluding the interests of any Acquiring Person or any Adverse Person, affiliate or associate), or to shorten or lengthen any time period under the Rights Agreement. Amendments adjusting time periods may, under certain circumstances, require the approval of a majority of Disinterested Directors, or otherwise be limited.

              Until a Right is exercised, the holder thereof, as such, has no rights as a shareholder of the Company, including the right to vote or to receive dividends.

              The Plan and the Rights expire on May 20, 2006.

              As of March 31, 1996, there were 3,158,946 shares of Common Stock issued and outstanding. Each share of Common Stock outstanding on May 21, 1996 will receive one Right.

              The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. However, the Rights should not interfere with any merger or other business combination approved by the Board of Directors.

              The Shareholder Rights Agreement between the Company and the Rights Agent, which specifies the terms of the Rights and includes as Exhibit A the Terms of Series A Participating Cumulative Preferred Stock, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights, is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.














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          Item 7.  Financial Statements and Exhibits.


          (c)      Exhibits


          Exhibit No.                     Exhibit

             4 Shareholder Rights Agreement, dated as of May 24, 1996, between Community Bancorp, Inc. and Cambridge Trust Company, which includes as Exhibit A the Terms of Series A Participating Cumulative Preferred Stock, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights, is attached hereto as Exhibit 4 and is incorporated herein by reference.)












































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                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY BANCORP, INC.
                                        (Registrant)



          May 31, 1996                  By: /s/ James A. Langway
                                            --------------------
                                            Name:  James A. Langway
                                            Title: President and Chief
                                                   Executive Officer













































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                                       EXHIBIT INDEX


          EXHIBIT NO.                   DESCRIPTION                   PAGE


              4          Shareholder Rights Agreement, dated as       10
                         of May 24, 1996, between Community
                         Bancorp, Inc. and Cambridge Trust Company, which includes as Exhibit A the Terms of Series A Participating Cumulative
                         Preferred Stock, as Exhibit B the Form of
                         Rights Certificate, and as Exhibit C the
                         Summary of Rights, is attached hereto as
                         Exhibit 4 and is incorporated herein by
                         reference.